                        SEMIANNUAL REPORT / APRIL 30 2001

                             AIM CONSTELLATION FUND

                                    [ARTWORK]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                    [ARTWORK]

                      ------------------------------------

                STARRY NIGHT OVER THE RHONE BY VINCENT VAN GOGH

           STARS, PARTICULARLY CONSTELLATIONS, HAVE LONG BEEN USED AS

          SIGNS BY WHICH FARMERS PLANTED AND HARVESTED THEIR CROPS AND

         SAILORS NAVIGATED THE SEAS. ALTHOUGH DIFFERENT CONSTELLATIONS

         ARE VISIBLE AT DIFFERENT TIMES OF THE YEAR, THEIR CONSTANCY IN

         THE SKY MAKES THEM RELIABLE FOR MEASURING THE PASSAGE OF TIME

          AND DISTANCE. AIM CONSTELLATION FUND SEEKS OUT THE STARS OF

                              THE STOCK UNIVERSE.

                      ------------------------------------

AIM Constellation Fund is for shareholders who seek growth of capital by investing principally in common stocks of companies the portfolio managers believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average long-term growth in earnings and have excellent prospects for future growth.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Constellation Fund's performance figures are historical and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structure and class expenses.
o The fund's average annual total return (including sales charges) for periods ended 3/31/00 (the most recent calendar quarter-end) are as follows: Class A shares, one year, -41.71%; five years, 7.28%; 10 years, 14.02%. Class B shares, one year, -41.17%; inception (11/3/97), 2.69%. Class C shares, one year, -39.24%; inception (8/4/97), 2.79%.
o Investing in small and mid-sized companies may involve greater risk and potential reward than investing in more established companies. Also, small companies may have business risk, significant stock-price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Multi-Cap Growth Fund Index represents an average of the performance of the 30 largest multi-cap growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                             AIM CONSTELLATION FUND

                     SEMIANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    The six months ended April 30, 2001, the period covered by
[PHOTO OF           this report, were among the most difficult we have seen in
ROBERT H.           equity markets in years. Major indexes, both foreign and
GRAHAM]             domestic, posted negative returns, with the technology
                    sector and large-cap growth stocks hardest hit. By contrast, most segments of the bond market turned in positive returns.
                       What's the lesson? Well, just as the dot-com disaster
                    taught us that fundamentals such as earnings really do matter after all, I think this bear market has taught us that old-time investing basics such as diversification still matter too.
                       During the long bull market, which ran from 1982 until
                    last year, many pundits began to act as if stocks were risk-free investments, inevitably rising. That was never true. Downturns like the recent one are normal. Since its inception in 1926, the S&P 500 has seen a 20% decline--often used as the definition of a bear market--about every four and one-half to five years.
   Similarly, different asset classes go in and out of favor. Some years growth stocks are the best place to be; other years, value stocks. No one has devised a reliable technique for timing these changes of sentiment. But portfolio diversification has proven to be an effective way to manage the resulting risks over time.


HOW TO DIVERSIFY
One basic way to diversify is by owning funds invested in the three main types of securities: stocks, bonds and money market instruments. Generally speaking, when the stock market is up, the bond market is down and vice versa, while short-term money market investments provide steady return. Holding all three asset classes can help cushion your portfolio against big swings in any one category.
   Within an asset class, it is worth diversifying further. It is helpful, for example, to invest in different types of equities: growth and value stocks, domestic and foreign, large-company and small. Fixed-income assets can be diversified the same way with funds invested across various quality sectors, from super-safe U.S. Treasuries to riskier high-yield bonds. Your financial advisor can help you build a diversified portfolio by selecting a variety of funds.
   Diversifying also means regularly evaluating your assets and realigning the mix when necessary. The right asset mix depends on your financial situation, your age and your goals. Visit with your financial advisor at least once a year to review your investments to make sure they still make sense.

YOUR FUND MANAGERS' COMMENTS
The last six months have tested the patience of most investors, and we'd like to thank you for your confidence in us as we look forward to what we hope will be less trying markets the rest of this year. Your fund's portfolio managers discuss your fund in the following pages: what market conditions were like and how they have managed your fund. We hope you find their comments informative.
   If you have any questions or comments, please contact us at any time through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman




                             AIM CONSTELLATION FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

FUND CONTENDS WITH STEEP STOCK-MARKET DECLINE

MOST MAJOR STOCK-MARKET INDEXES SUFFERED DOUBLE-DIGIT LOSSES DURING THE REPORTING PERIOD. HOW DID AIM CONSTELLATION FUND FARE?
The fund's performance was hurt by the sharp market sell-off that hit growth stocks particularly hard. Excluding sales charges, total returns for Class A, Class B and Class C shares were -27.69%, -27.97% and -27.98%, respectively, for the six months ended April 30, 2001. Over the same period, the Lipper Multi-Cap Growth Fund Index returned -24.77%.
   The fund's performance improved significantly during the last month of the reporting period as investors shifted their focus to growth stocks. Excluding sales charges, total returns for Class A, Class B and Class C shares were 10.11%, 10.00% and 10.01% for the month ended April 30. That was comparable to the 12.21% return for the Lipper Multi-Cap Growth Fund Index for the month.
   Despite the difficult market environment for growth stocks, the fund's long-term performance remains solid, as illustrated by the chart found later in this report.

WHAT WERE SOME SIGNIFICANT TRENDS IN THE STOCK MARKET?
Concern over declining corporate earnings growth and a slowing economy caused major stock-market indexes to plummet during the reporting period. Throughout the period, a long string of high-profile companies issued warnings that their earnings would not meet expectations. Slowing economic growth and rising energy and labor costs undermined corporate profits. Global competition also reduced the ability of companies to raise prices for their products and services. The sell-off affected nearly all market sectors with technology stocks especially hard hit.
   Early in 2001, the Federal Reserve Board (the Fed) began cutting interest rates to stimulate economic growth. In the fourth quarter of 2000, the nation's gross domestic product (GDP) grew at a rate of only 1%, raising the specter that the economy could slip into a recession. In four moves, the Fed lowered the federal funds rate from 6.5% to 4.5%. The Fed's actions, combined with traditionally strong stock performance during the first month of the year, helped stimulate a short-lived market rally in January. The central bank's final rate cut during the reporting period, a surprise move in April, helped spark a stronger rally as the reporting period drew to a close. However, markets remained volatile as investors continued to be concerned about the economy and corporate earnings growth.
   For most of the period, value stocks outperformed growth stocks as investors sought attractively priced issues. However, in April, growth stocks outperformed value stocks, as the Fed's rate-cutting policy had the potential to boost corporate profits. Mid- and small-cap stocks fared better than large-cap stocks.

HOW DID YOU MANAGE THE FUND?
Over the reporting period, the fund's exposure to the volatile technology sector fell from 46% to 27% of the portfolio. At AIM, we believe that earnings drive stock prices. We sold the stocks of technology companies whose earnings were deteriorating. We believe that the technology stocks remaining in the portfolio represent companies with solid long-term earnings-growth prospects.
   Simultaneously, we used proceeds from the sale of tech stocks to increase the

PORTFOLIO COMPOSITION

As of April 30, 2001, based on total net assets

============================================================================================================
TOP 10 INDUSTRIES                                      TOP 10 HOLDINGS
------------------------------------------------------------------------------------------------------------
  1. Computers (Software & Services)     8.41%           1. J.P. Morgan Chase & Co.                 2.89%

  2. Financial (Diversified)             7.67            2. Microsoft Corp.                         2.72

  3. Electronics (Semiconductors)        7.25            3. Fiserv, Inc.                            2.22

  4. Oil & Gas (Drilling & Equipment)    6.91            4. Goldman Sachs Group, Inc. (The)         2.07

  5. Investment Banking/Brokerage        6.32            5. American International Group, Inc.      1.92

  6. Broadcasting                        3.79            6. Omnicom Group Inc.                      1.76
     (Television, Radio & Cable)

  7. Consumer Finance                    3.66            7. Bed Bath & Beyond Inc.                  1.76

  8. Services (Advertising/Marketing)    2.93            8. Pfizer Inc.                             1.74

  9. Services (Data Processing)          2.89            9. Merrill Lynch & Co., Inc.               1.70

 10. Services (Computer Systems)         2.52           10. Morgan Stanley Dean Witter & Co.        1.68


The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

============================================================================================================


          See important fund and index disclosures inside front cover.

                             AIM CONSTELLATION FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW



fund's holdings in other sectors during the reporting period. We increased the fund's holdings in financial-services stocks from more than 14% to about 22% of its total net assets. The stocks of financial-services companies, such as brokerage and insurance firms, performed well in 2000. While they struggled early in 2001, these stocks could benefit from recent interest-rate cuts. Consumer-cyclical stocks composed about 11% of the fund's holdings, more than the 8%

                      ------------------------------------

                          MOREOVER, THE RECENT MARKET

                       CORRECTION RESULTED IN SOME OF THE

                        MOST ATTRACTIVE STOCK VALUATIONS

                               IN SEVERAL YEARS.

                      ------------------------------------

six months ago. Consumer-cyclical companies, which include many retailers, could get a boost from an upswing in the economy.
   At the close of the reporting period, the fund had 112 holdings, with most of its exposure to large- and giant-cap stocks.

WHAT WERE SOME OF THE LEADING STOCKS IN THE PORTFOLIO?
At the close of the quarter, the portfolio's top holdings included many well-known companies:
o J.P. Morgan Chase offers commercial, consumer and investment-banking services to clients around the world. It was created from the merger of investment-banking firm J.P. Morgan and commercial bank Chase Manhattan.
o Microsoft, the world's leading software company, produces a variety of software and services. Despite its recent antitrust case, the company has expanded into travel services, interactive television and video-game consoles.
o Fiserv provides data-processing and business-support services for more than 10,000 financial institutions, including banks, credit unions and insurance companies.
o Goldman Sachs is a leader in investment banking with more than 40 offices worldwide. The company recently went public.
o American International Group (AIG), one of the world's largest insurance companies, recently announced plans to acquire American General, a move that will expand AIG's domestic positions in life insurance, retirement-savings products and consumer finance.
o Bed Bath & Beyond is a leading retail outlet for domestic items, such as bed linens, kitchen accessories and home furnishings.
o Omnicom Group is the world's second largest advertising conglomerate and is responsible for developing several well-known slogans and catch phrases.
o Pfizer, which merged with rival Warner Lambert in 2000, is one of the world's leading drug makers. Its products include prescription drugs such as Lipitor for lowering cholesterol and over-the-counter treatments such as Visine and Listerine.
o Merrill Lynch is a leading provider of investment-banking services for individual and institutional clients.
o Morgan Stanley Dean Witter is one of the world's leading investment banks, offering a wide variety of services to most classes of investors.

WHAT WERE MARKET CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?
Although the stock market remained volatile and economic signals were mixed, there were reasons for optimism. Despite rising fuel prices, inflation in general remained subdued. And even though a series of companies announced layoffs, the unemployment rate was just 4.5% at the end of the reporting period. The Fed had trimmed 200 basis points (2.0%) from the federal funds rate. Historically, falling interest rates have been a powerful catalyst for reinvigorating the economy. Indeed, preliminary figures showed that the rate of GDP growth picked up in the first quarter of 2001.
   Moreover, the recent market correction resulted in some of the most attractive stock valuations in several years. We believe that such a market represented an excellent opportunity to buy the stocks of solid companies with attractive earnings-growth prospects at reduced prices.

[IMAGE]

RESULTS OF A $10,000 INVESTMENT

4/30/76-4/30/01, including sales charges


  $514,643             $294,833

    AIM                S&P 500
CONSTELLATION           INDEX
   FUND
 CLASS A
  SHARES



AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/01, including sales charges

================================================================================
CLASS A SHARES
     Inception (4/30/76)                          17.07%
     10 Years                                     15.25
     5 Years                                       8.08
     1 Year                                      -30.23*
     *-26.17%, excluding sales changes

CLASS B SHARES
     Inception (11/3/97)                           5.47%
     1 Year                                      -29.61*
     *-26.72%, excluding CDSC

CLASS C SHARES
     Inception (8/4/97)                            5.38%
     1 Year                                      -27.29*
     *-26.71%, excluding CDSC

Past performance cannot guarantee comparable future results.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.
================================================================================


          See important fund and index disclosures inside front cover.

                             AIM CONSTELLATION FUND

                       ANNUAL REPORT / FOR CONSIDERATION

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]



  A I M Capital Management, Inc. o A I M Distributors, Inc.o The AIM Family of
         Funds--Registered Trademark-- o AMVESCAP National Trust Company



READ THIS REPORT ONLINE!

A new service--electronic delivery of fund reports and prospectuses--is now available. You can read the same AIM report you are reading now--online. Once you sign up for the service, we will send you a link to the report via e-mail. If you choose to receive your reports online, you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    Please visit our Web site at www.aimfunds.com and go to "Your AIM Account." Log into your account and then click on the "View Other Account Options" dropdown menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, this service is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.

                             AIM CONSTELLATION FUND

SCHEDULE OF INVESTMENTS
April 30, 2001
(Unaudited)

                                                    MARKET
                                    SHARES           VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-94.09%

AEROSPACE/DEFENSE-1.96%

Boeing Co. (The)                    2,500,000   $   154,500,000
---------------------------------------------------------------
Lockheed Martin Corp.               2,000,000        70,320,000
---------------------------------------------------------------
Northrop Grumman Corp.                750,000        67,687,500
===============================================================
                                                    292,507,500
===============================================================

BANKS (MAJOR REGIONAL)-0.33%

Northern Trust Corp.                  759,100        49,364,273
===============================================================

BROADCASTING (TELEVISION, RADIO
  & CABLE)-3.79%

Comcast Corp.-Class A(a)            4,000,000       175,640,000
---------------------------------------------------------------
General Motors Corp.-Class H(a)     5,000,000       106,250,000
---------------------------------------------------------------
Hispanic Broadcasting
  Corp.(a)(b)                       5,800,000       139,026,000
---------------------------------------------------------------
Univision Communications
  Inc.-Class A(a)                   3,329,600       145,536,816
===============================================================
                                                    566,452,816
===============================================================

COMMUNICATIONS EQUIPMENT-2.12%

ADC Telecommunications, Inc.(a)     6,000,000        45,060,000
---------------------------------------------------------------
Comverse Technology, Inc.(a)        2,000,000       137,000,000
---------------------------------------------------------------
L-3 Communications Holdings,
  Inc.(a)                             910,000        70,297,500
---------------------------------------------------------------
Nokia Oyj-ADR (Finland)             1,900,000        64,961,000
===============================================================
                                                    317,318,500
===============================================================

COMPUTERS (HARDWARE)-2.33%

Apple Computer, Inc.(a)             2,500,000        63,725,000
---------------------------------------------------------------
Dell Computer Corp.(a)              4,000,000       105,160,000
---------------------------------------------------------------
International Business Machines
  Corp.                             1,250,000       143,925,000
---------------------------------------------------------------
McDATA Corp.-Class A(a)             1,564,420        35,715,709
===============================================================
                                                    348,525,709
===============================================================

COMPUTERS (NETWORKING)-0.62%

Cisco Systems, Inc.(a)              5,500,000        93,390,000
===============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-8.41%

BMC Software, Inc.(a)               5,000,000       120,950,000
---------------------------------------------------------------
Cadence Design Systems, Inc.(a)     2,500,000        51,750,000
---------------------------------------------------------------
Check Point Software
  Technologies Ltd. (Israel)(a)     2,250,050       141,145,636
---------------------------------------------------------------
Citrix Systems, Inc.(a)             3,000,000        85,200,000
---------------------------------------------------------------
Electronic Arts Inc.(a)             2,000,000       113,240,000
---------------------------------------------------------------
Intuit Inc.(a)                      4,000,000       128,160,000
---------------------------------------------------------------
Microsoft Corp.(a)                  6,000,000       406,500,000
---------------------------------------------------------------
Unisys Corp.(a)                     7,500,000        90,300,000
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

VERITAS Software Corp.(a)           2,000,000   $   119,220,000
===============================================================
                                                  1,256,465,636
===============================================================

CONSUMER FINANCE-3.66%

Capital One Financial Corp.         2,400,000       150,864,000
---------------------------------------------------------------
Countrywide Credit Industries,
  Inc.                              3,000,000       128,010,000
---------------------------------------------------------------
MBNA Corp.                          4,511,900       160,849,235
---------------------------------------------------------------
Providian Financial Corp.           2,000,000       106,600,000
===============================================================
                                                    546,323,235
===============================================================

DISTRIBUTORS (FOOD &
  HEALTH)-0.32%

Cardinal Health, Inc.                 712,500        48,022,500
===============================================================

ELECTRICAL EQUIPMENT-0.39%

Sanmina Corp.(a)                    2,000,000        58,300,000
===============================================================

ELECTRONICS
  (INSTRUMENTATION)-0.68%

Tektronix, Inc.(a)                  2,600,000        62,920,000
---------------------------------------------------------------
Waters Corp.(a)                       750,000        39,150,000
===============================================================
                                                    102,070,000
===============================================================

ELECTRONICS
  (SEMICONDUCTORS)-7.25%

Advanced Micro Devices, Inc.(a)     2,000,000        62,000,000
---------------------------------------------------------------
Analog Devices, Inc.(a)             4,658,000       220,369,980
---------------------------------------------------------------
Celestica Inc. (Canada)(a)          4,767,100       243,598,810
---------------------------------------------------------------
Intel Corp.                         2,500,000        77,275,000
---------------------------------------------------------------
Linear Technology Corp.             2,000,000        96,080,000
---------------------------------------------------------------
Maxim Integrated Products,
  Inc.(a)                           2,000,000       102,200,000
---------------------------------------------------------------
Microchip Technology Inc.(a)        4,246,968       122,864,784
---------------------------------------------------------------
Micron Technology, Inc.(a)          3,500,000       158,830,000
===============================================================
                                                  1,083,218,574
===============================================================

ENTERTAINMENT-1.37%

AOLTime Warner Inc.(a)              2,250,000       113,625,000
---------------------------------------------------------------
Walt Disney Co. (The)               3,000,000        90,750,000
===============================================================
                                                    204,375,000
===============================================================

FINANCIAL (DIVERSIFIED)-7.67%

American Express Co.                4,700,000       199,468,000
---------------------------------------------------------------
Citigroup Inc.                      4,050,000       199,057,500
---------------------------------------------------------------
Fannie Mae                            750,000        60,195,000
---------------------------------------------------------------
Freddie Mac                         2,106,200       138,587,960
---------------------------------------------------------------
J.P. Morgan Chase & Co.             9,000,000       431,820,000
---------------------------------------------------------------
State Street Corp.                  1,125,000       116,752,500
===============================================================
                                                  1,145,880,960
===============================================================

FOOTWEAR-0.84%

NIKE, Inc.-Class B                  3,000,000       125,430,000
===============================================================

                                                    MARKET
                                    SHARES           VALUE
GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-0.60%

MGM Grand, Inc.(a)                  3,000,000   $    90,210,000
===============================================================

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-2.15%

Elan Corp. PLC-ADR (Ireland)(a)     2,000,000       100,300,000
---------------------------------------------------------------
Forest Laboratories, Inc.(a)        2,000,000       122,300,000
---------------------------------------------------------------
Medicis Pharmaceutical
  Corp.-Class A(a)(b)               2,000,000        99,400,000
===============================================================
                                                    322,000,000
===============================================================

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-1.74%

Pfizer Inc.                         6,000,000       259,800,000
===============================================================

HEALTH CARE (HOSPITAL
  MANAGEMENT)-2.35%

HCA-Healthcare Co. (The)            3,000,000       116,100,000
---------------------------------------------------------------
Health Management Associates,
  Inc.-Class A(a)                   8,143,900       145,938,688
---------------------------------------------------------------
Tenet Healthcare Corp.(a)           2,000,000        89,280,000
===============================================================
                                                    351,318,688
===============================================================

HEALTH CARE (MANAGED CARE)-1.42%

UnitedHealth Group Inc.             1,000,000        65,480,000
---------------------------------------------------------------
Wellpoint Health Networks
  Inc.(a)                           1,500,000       147,375,000
===============================================================
                                                    212,855,000
===============================================================

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.90%

Biomet, Inc.                        3,499,950       149,552,864
---------------------------------------------------------------
Medtronic, Inc.                     3,000,000       133,800,000
===============================================================
                                                    283,352,864
===============================================================

INSURANCE (LIFE/HEALTH)-1.04%

AFLAC, Inc.                         4,891,300       155,543,340
===============================================================

INSURANCE (MULTI-LINE)-1.92%

American International Group,
  Inc.                              3,500,000       286,300,000
===============================================================

INVESTMENT
  BANKING/BROKERAGE-6.32%

Goldman Sachs Group, Inc. (The)     3,400,000       309,740,000
---------------------------------------------------------------
Merrill Lynch & Co., Inc.           4,120,000       254,204,000
---------------------------------------------------------------
Morgan Stanley Dean Witter &
  Co.                               4,000,000       251,160,000
---------------------------------------------------------------
Schwab (Charles) Corp. (The)        6,500,000       128,700,000
===============================================================
                                                    943,804,000
===============================================================

INVESTMENT MANAGEMENT-0.59%

Stilwell Financial, Inc.            3,000,000        88,410,000
===============================================================

INVESTMENTS-1.24%

Nasdaq-100 Index Tracking
  Stock(a)                          4,000,000       184,600,000
===============================================================

LEISURE TIME (PRODUCTS)-1.23%

Harley-Davidson, Inc.               4,000,000       184,360,000
===============================================================

                                                    MARKET
                                    SHARES           VALUE
MANUFACTURING
  (DIVERSIFIED)-1.27%

Danaher Corp.                       2,000,000   $   112,020,000
---------------------------------------------------------------
United Technologies Corp.           1,000,000        78,080,000
===============================================================
                                                    190,100,000
===============================================================

NATURAL GAS-1.57%

Dynegy Inc.-Class A                 1,896,100       109,689,385
---------------------------------------------------------------
Enron Corp.                         2,000,000       125,440,000
===============================================================
                                                    235,129,385
===============================================================

OIL & GAS (DRILLING &
  EQUIPMENT)-6.91%

BJ Services Co.(a)                  1,000,000        82,250,000
---------------------------------------------------------------
Cooper Cameron Corp.(a)             1,086,649        68,524,086
---------------------------------------------------------------
ENSCO International Inc.            3,500,000       136,150,000
---------------------------------------------------------------
Nabors Industries, Inc.(a)          2,932,700       174,847,574
---------------------------------------------------------------
Noble Drilling Corp.(a)             1,800,000        87,300,000
---------------------------------------------------------------
Rowan Cos., Inc.(a)                 3,622,700       120,237,413
---------------------------------------------------------------
Santa Fe International Corp.        2,144,000        81,472,000
---------------------------------------------------------------
Smith International, Inc.(a)        1,060,000        86,061,400
---------------------------------------------------------------
Transocean Sedco Forex Inc.         1,337,450        72,596,786
---------------------------------------------------------------
Weatherford International,
  Inc.(a)                           2,100,000       122,283,000
===============================================================
                                                  1,031,722,259
===============================================================

OIL & GAS (EXPLORATION &
  PRODUCTION)-1.08%

Anadarko Petroleum Corp.            1,250,000        80,775,000
---------------------------------------------------------------
Kerr-McGee Corp.                    1,115,000        79,889,750
===============================================================
                                                    160,664,750
===============================================================

RESTAURANTS-0.58%

Brinker International, Inc.(a)      3,000,000        86,100,000
===============================================================

RETAIL (BUILDING SUPPLIES)-1.74%

Home Depot, Inc. (The)              1,500,000        70,650,000
---------------------------------------------------------------
Lowe's Cos., Inc.                   3,000,000       189,000,000
===============================================================
                                                    259,650,000
===============================================================

RETAIL (COMPUTERS &
  ELECTRONICS)-0.45%

CDW Computer Centers, Inc.(a)       1,677,900        67,820,718
===============================================================

RETAIL (DEPARTMENT STORES)-1.23%

Kohl's Corp.(a)                     3,000,000       183,180,000
===============================================================

RETAIL (DISCOUNTERS)-0.43%

Family Dollar Stores, Inc.          2,500,000        63,775,000
===============================================================

RETAIL (DRUG STORES)-0.72%

Walgreen Co.                        2,500,000       106,950,000
===============================================================

RETAIL (FOOD CHAINS)-0.91%

Safeway Inc.(a)                     2,500,000       135,750,000
===============================================================

                                                    MARKET
                                    SHARES           VALUE
RETAIL (SPECIALTY)-2.28%

Bed Bath & Beyond Inc.(a)           9,266,800   $   262,435,776
---------------------------------------------------------------
Tiffany & Co.                       1,250,000        40,525,000
---------------------------------------------------------------
Toys "R" Us, Inc.(a)                1,500,000        37,200,000
===============================================================
                                                    340,160,776
===============================================================

RETAIL (SPECIALTY-APPAREL)-1.77%

Men's Wearhouse, Inc. (The)(a)        124,800         3,176,160
---------------------------------------------------------------
Talbots, Inc. (The)                 2,500,000       104,625,000
---------------------------------------------------------------
TJX Companies, Inc. (The)           5,000,000       156,650,000
===============================================================
                                                    264,451,160
===============================================================

SERVICES (ADVERTISING/
  MARKETING)-2.93%

Lamar Advertising Co.(a)(b)         4,500,000       173,925,000
---------------------------------------------------------------
Omnicom Group Inc.                  3,000,000       263,550,000
===============================================================
                                                    437,475,000
===============================================================

SERVICES (COMPUTER
  SYSTEMS)-2.52%

Electronic Data Systems Corp.       3,000,000       193,500,000
---------------------------------------------------------------
SunGard Data Systems Inc.(a)        3,300,000       182,391,000
===============================================================
                                                    375,891,000
===============================================================

                                                    MARKET
                                    SHARES           VALUE
SERVICES (DATA PROCESSING)-2.89%

DST Systems, Inc.(a)                  624,200   $    30,660,704
---------------------------------------------------------------
Fiserv, Inc.(a)                     6,000,000       332,040,000
---------------------------------------------------------------
Paychex, Inc.                       2,000,000        69,120,000
===============================================================
                                                    431,820,704
===============================================================

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-0.57%

Crown Castle International
  Corp.(a)                          3,500,000        85,715,000
===============================================================
    Total Common Stocks & Other
      Equity Interests (Cost
      $11,775,466,736)                           14,056,554,347
===============================================================

MONEY MARKET FUNDS-6.05%

STIC Liquid Assets Portfolio(c)   452,149,162       452,149,162
---------------------------------------------------------------
STIC Prime Portfolio(c)           452,149,162       452,149,162
===============================================================
    Total Money Market Funds
      (Cost $904,298,324)                           904,298,324
===============================================================
TOTAL INVESTMENTS-100.14% (Cost
  $12,679,765,060)                               14,960,852,671
===============================================================
OTHER ASSETS LESS
  LIABILITIES-(0.14%)                               (20,404,134)
===============================================================
NET ASSETS-100.00%                              $14,940,448,537
_______________________________________________________________
===============================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Affiliated issuers are those in which the Fund's holdings of the issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate market value of these securities as of 04/30/01 was $412,351,000, which represented 2.76% of the Fund's net assets.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost
  $12,679,765,060)*                           $14,960,852,671
-------------------------------------------------------------
Receivables for:
  Investments sold                                 48,991,380
-------------------------------------------------------------
  Fund shares sold                                 15,465,459
-------------------------------------------------------------
  Dividends                                         4,733,175
-------------------------------------------------------------
Investment for deferred compensation plan             280,889
-------------------------------------------------------------
Collateral for securities loaned                  198,895,341
-------------------------------------------------------------
Other assets                                          150,769
=============================================================
    Total assets                               15,229,369,684
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            36,000,000
-------------------------------------------------------------
  Fund shares reacquired                           43,965,670
-------------------------------------------------------------
  Deferred compensation plan                          280,889
-------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        198,895,341
-------------------------------------------------------------
Accrued administrative services fees                   47,997
-------------------------------------------------------------
Accrued distribution fees                           5,582,717
-------------------------------------------------------------
Accrued trustees' fees                                 12,663
-------------------------------------------------------------
Accrued transfer agent fees                         4,135,870
=============================================================
    Total liabilities                             288,921,147
=============================================================
Net assets applicable to shares
  outstanding                                 $14,940,448,537
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                       $13,356,922,658
_____________________________________________________________
=============================================================
Class B                                       $ 1,051,771,740
_____________________________________________________________
=============================================================
Class C                                       $   337,675,215
_____________________________________________________________
=============================================================
Institutional Class                           $   194,078,924
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                           533,088,840
_____________________________________________________________
=============================================================
Class B                                            43,674,070
_____________________________________________________________
=============================================================
Class C                                            14,026,293
_____________________________________________________________
=============================================================
Institutional Class                                 7,295,378
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                   $         25.06
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $25.06 divided by
      94.50%)                                 $         26.52
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                     $         24.08
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                     $         24.07
_____________________________________________________________
=============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $         26.60
_____________________________________________________________
=============================================================

* At April 30, 2001, securities with an aggregate market value of $193,462,216 were on loan to brokers.

STATEMENT OF OPERATIONS
For the six months ended April 30, 2001
(Unaudited)

INVESTMENT INCOME:

Dividends                                     $    24,530,329
-------------------------------------------------------------
Dividends from affiliated money market
  funds                                            38,509,851
-------------------------------------------------------------
Interest                                              810,365
-------------------------------------------------------------
Security lending income                               500,384
=============================================================
    Total investment income                        64,350,929
=============================================================

EXPENSES:

Advisory fees                                      52,568,912
-------------------------------------------------------------
Administrative services fees                          312,798
-------------------------------------------------------------
Custodian fees                                        192,740
-------------------------------------------------------------
Distribution fees -- Class A                       22,538,969
-------------------------------------------------------------
Distribution fees -- Class B                        5,536,972
-------------------------------------------------------------
Distribution fees -- Class C                        1,811,648
-------------------------------------------------------------
Transfer agent fees -- Class A                     12,163,247
-------------------------------------------------------------
Transfer agent fees -- Class B                        948,799
-------------------------------------------------------------
Transfer agent fees -- Class C                        310,439
-------------------------------------------------------------
Transfer agent fees -- Institutional Class             16,928
-------------------------------------------------------------
Trustees' fees                                         45,660
-------------------------------------------------------------
Other                                               1,226,503
=============================================================
    Total expenses                                 97,673,615
=============================================================
Less: Fees waived                                  (2,600,103)
-------------------------------------------------------------
    Expenses paid indirectly                         (195,843)
=============================================================
    Net expenses                                   94,877,669
=============================================================
Net investment income (loss)                      (30,526,740)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (516,230,924)
-------------------------------------------------------------
  Option contracts written                          6,689,775
=============================================================
                                                 (509,541,149)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                        (5,375,776,516)
-------------------------------------------------------------
  Foreign currencies                                      285
=============================================================
                                               (5,375,776,231)
=============================================================
Net gain (loss) from investment
  securities, foreign currencies and
  option contracts                             (5,885,317,380)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                   $(5,915,844,120)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.
 8

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2001 and the year ended October 31, 2000 (Unaudited)

                                                                 APRIL 30,         OCTOBER 31,
                                                                   2001               2000
                                                              ---------------    ---------------
OPERATIONS:

  Net investment income (loss)                                $   (30,526,740)   $  (134,563,472)
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                      (509,541,149)     3,997,300,240
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                  (5,375,776,231)     1,649,711,807
================================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (5,915,844,120)     5,512,448,575
================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                      (3,284,086,656)    (1,341,534,330)
------------------------------------------------------------------------------------------------
  Class B                                                        (239,713,283)       (59,304,397)
------------------------------------------------------------------------------------------------
  Class C                                                         (79,328,526)       (16,589,886)
------------------------------------------------------------------------------------------------
  Institutional Class                                             (47,688,484)       (23,400,833)
------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       2,694,311,556      1,156,513,412
------------------------------------------------------------------------------------------------
  Class B                                                         362,769,754        575,351,569
------------------------------------------------------------------------------------------------
  Class C                                                         109,301,685        231,744,660
------------------------------------------------------------------------------------------------
  Institutional Class                                              33,584,746        (16,568,699)
================================================================================================
    Net increase (decrease) in net assets                      (6,366,693,328)     6,018,660,071
================================================================================================

NET ASSETS:

  Beginning of period                                          21,307,141,865     15,288,481,794
================================================================================================
  End of period                                               $14,940,448,537    $21,307,141,865
________________________________________________________________________________________________
================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $13,209,768,419    $10,009,800,678
------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (31,179,343)          (652,603)
------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts          (519,226,514)     3,641,131,584
------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                          2,281,085,975      7,656,862,206
================================================================================================
                                                              $14,940,448,537    $21,307,141,865
________________________________________________________________________________________________
================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
April 30, 2001
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Constellation Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

F. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. During the six months ended April 30, 2001, AIM waived fees of $2,600,103. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2001, AIM was paid $312,798 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2001, AFS was paid $7,214,501 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2001, the Class A, Class B and Class C shares paid AIM Distributors $22,538,969, $5,536,972 and $1,811,648,
respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,926,908 from sales of the Class A shares of the Fund during the six months ended April 30, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2001, AIM Distributors received $220,015 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended April 30, 2001, the Fund paid legal fees of $13,056 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the six months ended April 30, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $195,843 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $195,843.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At April 30, 2001, securities with an aggregate value of $193,462,216 were on loan to brokers. The loans were secured by cash collateral of $198,895,341 received by the Fund and invested in affiliated money market funds as follows:
$50,627,523 in STIC Liquid Assets Portfolio and $148,267,818 in STIC Prime Portfolio. For the six months ended April 30, 2001, the Fund received fees of $500,384 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2001 was $6,869,437,127 and $6,571,669,703, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $3,197,787,336
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (920,242,642)
==========================================================
Net unrealized appreciation of investment
  securities                                $2,277,544,694
__________________________________________________________
==========================================================
Cost of investments for tax purposes is $12,683,307,977.


NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the six months ended April 30, 2001 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                  ------------------------
                                  NUMBER OF     PREMIUMS
                                  CONTRACTS     RECEIVED
                                  ---------    -----------
Beginning of period                     --     $        --
----------------------------------------------------------
Written                             15,000       6,689,775
----------------------------------------------------------
Expired                            (15,000)     (6,689,775)
==========================================================
End of period                           --     $        --
__________________________________________________________
==========================================================

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the six months ended April 30, 2001 and the year ended October 31, 2000 were as follows:

                                                                     APRIL 30, 2001                   OCTOBER 31, 2000
                                                             ------------------------------    ------------------------------
                                                               SHARES           AMOUNT           SHARES           AMOUNT
                                                             -----------    ---------------    -----------    ---------------
Sold:
  Class A                                                     43,084,125    $ 1,264,773,285     86,430,817    $ 3,725,450,424
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      8,132,332        232,588,781     16,075,085        679,865,751
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      2,890,145         83,157,303      6,309,791        266,777,259
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            729,969         24,116,234      3,694,065        165,186,338
=============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                    107,528,616      3,125,804,275     34,136,740      1,274,304,836
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      8,230,002        230,509,359      1,560,370         57,000,776
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      2,703,433         75,693,254        430,722         15,725,642
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          1,529,945         47,137,606        593,714         23,119,167
=============================================================================================================================
Reacquired:
  Class A                                                    (60,460,764)    (1,696,266,004)   (90,168,284)    (3,843,241,848)
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (3,805,134)      (100,328,386)    (3,863,116)      (161,514,958)
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,848,624)       (49,548,872)    (1,210,375)       (50,758,241)
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         (1,289,124)       (37,669,094)    (4,750,277)      (204,874,204)
=============================================================================================================================
                                                             107,424,921    $ 3,199,967,741     49,239,252    $ 1,947,040,942
_____________________________________________________________________________________________________________________________
=============================================================================================================================


NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                  CLASS A
                                           --------------------------------------------------------------------------------------
                                           SIX MONTHS                             YEAR ENDED OCTOBER 31,
                                           ENDED APRIL    -----------------------------------------------------------------------
                                            30, 2001         2000           1999           1998           1997           1996
                                           -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of period       $     43.50    $     34.65    $     26.37    $     29.23    $     25.48    $     23.69
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   (0.04)         (0.26)         (0.17)         (0.14)         (0.11)         (0.06)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                    (10.98)         12.39           9.18          (0.62)          4.75           2.60
=================================================================================================================================
    Total from investment operations            (11.02)         12.13           9.01          (0.76)          4.64           2.54
=================================================================================================================================
Less distributions from net realized
  gains                                          (7.42)         (3.28)         (0.73)         (2.10)         (0.89)         (0.75)
=================================================================================================================================
Net asset value, end of period             $     25.06    $     43.50    $     34.65    $     26.37    $     29.23    $     25.48
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(a)                                 (27.69)%        36.56%         34.81%         (2.30)%        18.86%         11.26%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $13,356,923    $19,268,977    $14,292,905    $12,391,844    $14,319,441    $11,255,506
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                1.08%(b)       1.08%          1.10%          1.10%          1.11%          1.14%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                             1.11%(b)       1.11%          1.12%          1.12%          1.13%          1.16%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                             (0.31)%(b)     (0.61)%        (0.50)%        (0.47)%        (0.40)%        (0.27)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                             42%            88%            62%            76%            67%            58%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Does not include sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $15,150,503,931.

                                                                                      CLASS B
                                                              --------------------------------------------------------
                                                                                                      NOVEMBER 3, 1997
                                                              SIX MONTHS                                (DATE SALES
                                                                ENDED       YEAR ENDED OCTOBER 31,     COMMENCED) TO
                                                              APRIL 30,     ----------------------      OCTOBER 31,
                                                                 2001        2000(a)        1999          1998(a)
                                                              ----------    ----------    --------    ----------------
Net asset value, beginning of period                          $   42.28     $    34.00    $  26.11        $  30.04
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.13)         (0.58)      (0.42)          (0.37)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (10.65)         12.14        9.04           (1.46)
======================================================================================================================
    Total from investment operations                             (10.78)         11.56        8.62           (1.83)
======================================================================================================================
Less distributions from net realized gains                        (7.42)         (3.28)      (0.73)          (2.10)
======================================================================================================================
Net asset value, end of period                                $   24.08     $    42.28    $  34.00        $  26.11
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                  (27.97)%        35.51%      33.64%          (5.86)%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,051,772    $1,315,524    $589,718        $275,676
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.79%(c)       1.85%       1.98%           1.98%(d)
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              1.82%(c)       1.88%       2.00%           2.00%(d)
======================================================================================================================
Ratio of net investment income (loss) to average net assets       (1.02)%(c)     (1.38)%     (1.38)%         (1.36)%(d)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                              42%            88%         62%             76%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $1,116,571,644.
(d)  Annualized.

                                                                                          CLASS C
                                                              ---------------------------------------------------------------
                                                                                                               AUGUST 4, 1997
                                                              SIX MONTHS                                        (DATE SALES
                                                                ENDED           YEAR ENDED OCTOBER 31,           COMMENCED)
                                                              APRIL 30,     -------------------------------    TO OCTOBER 31,
                                                                 2001       2000(a)       1999      1998(a)         1997
                                                              ----------    --------    --------    -------    --------------
Net asset value, beginning of period                           $  42.27     $  33.99    $  26.10    $ 29.18       $ 30.32
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.13)       (0.59)      (0.42)     (0.37)        (0.04)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (10.65)       12.15        9.04      (0.61)        (1.10)
=============================================================================================================================
    Total from investment operations                             (10.78)       11.56        8.62      (0.98)        (1.14)
=============================================================================================================================
Less distributions from net realized gains                        (7.42)       (3.28)      (0.73)     (2.10)           --
=============================================================================================================================
Net asset value, end of period                                 $  24.07     $  42.27    $  33.99    $ 26.10       $ 29.18
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                                  (27.98)%      35.52%      33.65%     (3.12)%       (3.76)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $337,675     $434,544    $161,490    $76,522       $21,508
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.79%(c)     1.85%       1.98%      1.97%         1.84%(d)
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              1.82%(c)     1.88%       2.00%      1.99%         1.86%(d)
=============================================================================================================================
Ratio of net investment income (loss) to average net assets       (1.02)%(c)   (1.38)%     (1.38)%    (1.35)%       (1.12)%(d)
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                              42%          88%         62%        76%           67%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $365,332,271.
(d)  Annualized.

NOTE 11-CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

KPMG LLP was previously the independent public accountants for the Fund. Due to an investment in another fund within The AIM Family of Funds, which KPMG LLP represented to the Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as Fund auditors on December 28, 2000. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed Ernst & Young LLP as independent public accountants to audit the financial statements of the Fund. KPMG LLP had served as independent public accountants for the two years ended October 31, 2000. The audit reports of KPMG LLP on the financial statements of the Fund for the two years ended October 31, 2000 did not contain any adverse opinions or disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the two years ended October 31, 2000, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.

  Neither the Fund nor anyone on its behalf consulted with Ernst & Young LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinions that might be rendered on the Fund's financial statements.

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include choosing investment advisors for your fund; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

  Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.

  Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                                OFFICERS                                     OFFICE OF THE FUND
Robert H. Graham                                 Robert H. Graham                             11 Greenway Plaza
Chairman, President and                          President                                    Suite 100
Chief Executive Officer                                                                       Houston, TX 77046
A I M Management Group Inc.                      Carol F. Relihan
                                                 Senior Vice President and Secretary          INVESTMENT ADVISOR
Bruce L. Crockett
Director                                         Gary T. Crum                                 A I M Advisors, Inc.
ACE Limited;                                     Senior Vice President                        11 Greenway Plaza
Formerly Director, President, and                                                             Suite 100
Chief Executive Officer                          Edgar M. Larsen                              Houston, TX 77046
COMSAT Corporation                               Vice President
                                                                                              SUB-ADVISOR
Owen Daly II                                     Dana R. Sutton
Formerly Director                                Vice President and Treasurer                 A I M Capital Management, Inc.
Cortland Trust Inc.                                                                           11 Greenway Plaza
                                                 Jim A. Coppedge                              Suite 100
Albert R. Dowden                                 Assistant Secretary                          Houston, TX 77046
Chairman of the Board of Directors,
The Cortland Trust and DHJ Media, Inc.; and      Melville B. Cox                              TRANSFER AGENT
Director, Magellan Insurance Company,            Vice President
Formerly Director, President and                                                              A I M Fund Services, Inc.
Chief Executive Officer,                         Mary J. Benson                               P.O. Box 4739
Volvo Group North America, Inc.; and             Assistant Vice President and                 Houston, TX 77210-4739
Senior Vice President, AB Volvo                  Assistant Treasurer
                                                                                              CUSTODIAN
Edward K. Dunn Jr.                               Sheri Steward Morris
Chairman, Mercantile Mortgage Corp.;             Assistant Vice President and                 State Street Bank and Trust Company
Formerly Vice Chairman and President,            Assistant Treasurer                          225 Franklin Street
Mercantile-Safe Deposit & Trust Co.; and                                                      Boston, MA 02110
President, Mercantile Bankshares                 Juan E. Cabrera, Jr.
                                                 Assistant Secretary                          COUNSEL TO THE FUND
Jack M. Fields
Chief Executive Officer                          Renee A. Friedli                             Ballard Spahr
Twenty First Century, Inc.;                      Assistant Secretary                          Andrews & Ingersoll, LLP
Formerly Member                                                                               1735 Market Street
of the U.S. House of Representatives             P. Michelle Grace                            Philadelphia, PA 19103
                                                 Assistant Secretary
Carl Frischling                                                                               COUNSEL TO THE TRUSTEES
Partner                                          John H. Lively
Kramer, Levin, Naftalis & Frankel LLP            Assistant Secretary                          Kramer, Levin, Naftalis & Frankel LLP
                                                                                              919 Third Avenue
Prema Mathai-Davis                               Nancy L. Martin                              New York, NY 10022
Formerly Chief Executive Officer,                Assistant Secretary
YWCA of the U.S.A.                                                                            DISTRIBUTOR
                                                 Ofelia M. Mayo
Lewis F. Pennock                                 Assistant Secretary                          A I M Distributors, Inc.
Partner                                                                                       11 Greenway Plaza
Pennock & Cooper                                 Lisa A. Moss                                 Suite 100
                                                 Assistant Secretary                          Houston, TX 77046
Louis S. Sklar
Executive Vice President                         Kathleen J. Pflueger
Hines Interests                                  Assistant Secretary
Limited Partnership
                                                 Stephen R. Rimes
                                                 Assistant Secretary

                                                 Timothy D. Yang
                                                 Assistant Secretary

THE AIM FUNDS RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                      ------------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                            ON SEVERAL FACTORS: YOUR

                           FINANCIAL OBJECTIVES, YOUR

                            RISK TOLERANCE AND YOUR

                                 TIME HORIZON.

                      ------------------------------------

                                  EQUITY FUNDS



                                                                                            FIXED-INCOME FUNDS

   DOMESTIC EQUITY FUNDS                INTERNATIONAL/GLOBAL EQUITY FUNDS                 TAXABLE FIXED-INCOME FUNDS

      MORE AGGRESSIVE                         MORE AGGRESSIVE                                 MORE AGGRESSIVE

AIM Small Cap Opportunities(1)          AIM Latin American Growth                         AIM Strategic Income
AIM Mid Cap Opportunities(1)            AIM Developing Markets                            AIM High Yield II
AIM Large Cap Opportunities(2)          AIM European Small Company                        AIM High Yield
AIM Emerging Growth                     AIM Asian Growth                                  AIM Income
AIM Small Cap Growth(1)                 AIM Japan Growth                                  AIM Global Income
AIM Aggressive Growth                   AIM International Emerging Growth                 AIM Floating Rate
AIM Mid Cap Growth                      AIM European Development                          AIM Intermediate Government
AIM Small Cap Equity                    AIM Euroland Growth                               AIM Limited Maturity Treasury
AIM Capital Development                 AIM Global Aggressive Growth                      AIM Money Market
AIM Constellation                       AIM International Equity
AIM Dent Demographic Trends             AIM Advisor International Value                       MORE CONSERVATIVE
AIM Select Growth                       AIM Worldwide Spectrum
AIM Large Cap Growth                    AIM Global Trends                                 TAX-FREE FIXED-INCOME FUNDS
AIM Weingarten                          AIM Global Growth
AIM Mid Cap Equity                                                                            MORE AGGRESSIVE
AIM Value II                                MORE CONSERVATIVE
AIM Charter                                                                               AIM High Income Municipal
AIM Value                                  SECTOR EQUITY FUNDS                            AIM Tax-Exempt Bond of Connecticut
AIM Blue Chip                                                                             AIM Municipal Bond
AIM Basic Value                             MORE AGGRESSIVE                               AIM Tax-Free Intermediate
AIM Large Cap Basic Value                                                                 AIM Tax-Exempt Cash
AIM Balanced                            AIM New Technology
AIM Advisor Flex                        AIM Global Telecommunications and Technology          MORE CONSERVATIVE
                                        AIM Global Infrastructure
     MORE CONSERVATIVE                  AIM Global Resources
                                        AIM Global Financial Services
                                        AIM Global Health Care
                                        AIM Global Consumer Products and Services
                                        AIM Advisor Real Estate
                                        AIM Global Utilities

                                            MORE CONSERVATIVE






When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after July 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and managed approximately $154 billion in assets for nine million shareholders, including individual investors, corporate clients and financial institutions, as of March 31, 2001.
    The AIM Family of Funds--Registered Trademark-- is distributed nationwide, and AIM today is the eighth-largest mutual fund complex in the United States in assets under management, according to Strategic Insight, an independent mutual fund monitor. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $370 billion in assets under management as of March 31, 2001.

[DALBAR AWARDS LOGO APPEARS HERE]                       [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       CST-SAR-1
A I M Distributors, Inc.